SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K
                                 CURRENT REPORT






     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - February 28, 2002







                                  ALLETE, INC.


                             A Minnesota Corporation
                           Commission File No. 1-3548
                   IRS Employer Identification No. 41-0418150
                             30 West Superior Street
                          Duluth, Minnesota 55802-2093
                           Telephone - (218) 279-5000





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ITEM 5.  OTHER EVENTS.

Reference is made to the 2001 Form 10-K of ALLETE, Inc. (ALLETE) for background information on the following updates.


Ref. Page 30 - Third Paragraph

On February 28, 2002 ALLETE announced its wholly owned subsidiary, ALLETE Water Services, Inc. (ALLETE Water Services), was continuing negotiations for the sale of Florida Water Services Corporation's (Florida Water) assets. Florida Water is a wholly owned subsidiary of ALLETE Water Services. ALLETE Water Services is looking at various options for selling the company as well as continuing discussions on a non-exclusive basis with the Florida Governmental Utilities Authority (FGUA). The FGUA has announced that a purchase price of $520 million is under consideration with ALLETE Water Services. If a transaction with this price were consummated, it could close this year and may generate net cash proceeds of about $275 million to ALLETE. Material terms and conditions, including price, are still subject to continuing negotiations.


Ref. Page 31 - First and Second Paragraphs

Automotive Services expects to sell 2 million vehicles in 2002, a 5 percent increase over 2001, and to finance about 1 million vehicles, a 13 percent increase over 2001.


                    ALLETE Form 8-K dated February 28, 2002                    1

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                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, which are difficult to predict, contain uncertainties, are beyond the control of ALLETE and may cause actual results or outcomes to differ materially from those contained in forward-looking statements:

        -  war and acts of terrorism;

        - prevailing governmental policies and regulatory actions, including those of the United States Congress, state legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Florida Public Service Commission, the North Carolina Utilities Commission, the Public Service Commission of Wisconsin and various county regulators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power and capital investments, and present or prospective wholesale and retail competition (including but not limited to transmission costs) as well as general vehicle-related laws, including vehicle brokerage and auction laws;

        - unanticipated impacts of restructuring initiatives in the electric industry;

        - economic and geographic factors, including political and economic risks;

        - changes in and compliance with environmental and safety laws and policies;

        -  weather conditions;

        -  population growth rates and demographic patterns;

        - the effects of competition, including the competition for retail and wholesale customers, as well as suppliers and purchasers of vehicles;

        -  pricing and transportation of commodities;

        -  market demand, including structural market changes;

        -  changes in tax rates or policies or in rates of inflation;

        -  unanticipated project delays or changes in project costs;

        -  unanticipated changes in operating expenses and capital expenditures;

        -  capital market conditions;

        -  competition for economic expansion or development opportunities;

        -  our ability to manage expansion and integrate recent acquisitions;
           and

        - legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Any forward-looking statement speaks only as of the date on which such statement is made, and ALLETE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

2                   ALLETE Form 8-K dated February 28, 2002

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                   ALLETE, Inc.





February 28, 2002                                James K. Vizanko
                                  ----------------------------------------------
                                                 James K. Vizanko
                                     Vice President, Chief Financial Officer
                                                 and Treasurer



                    ALLETE Form 8-K dated February 28, 2002                    3